FRANKLIN SQUARE
CAPITAL PARTNERS

Your Invitation to Join [XYZ Financial] for Our Client Seminar:

How to Invest in Private Companies

For decades, the investing public has largely been unable to access investments in private companies. Pension funds, university endowments and other large institutional investors, on the other hand, have long benefited from the stability and diversification these types of investments can provide.

Today, Franklin Square gives individual investors access to private companies through an innovative investment structure called a non-traded Business Development Company, or BDC. This seminar will introduce you to two of Franklin Square's funds – FS Investment Corporation II, which is focused primarily on producing current income, and FS Energy and Power Fund, which is geared not only towards generating current income but capital appreciation too – as well as explain how our funds might diversify your portfolio beyond traditional investments, such as stocks, bonds and commodities. We hope you can join us for this informative session. Event details are below.

Note: An investment in a non-traded BDC is not suitable for all investors. Investing in non-traded BDCs is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Because they are not listed on a securities exchange and no secondary market is expected to develop, it will be difficult to sell shares. Additionally, investments focusing on the energy sector are subject to more risks than other types of investments and this focus will result in a non-diversified portfolio which will be more sensitive to any fluctuations within the energy sector.

When
[DATE]
[TIME]

Where
[LOCATION NAME]
[ADDRESS]
[CITY], [STATE] [ZIP]

How to Register
To register for this event please contact:
[NAME]
[E-MAIL ADDRESS]
[PHONE NUMBER]

Topics/Outline
6:30 PM Drinks/Reception
7:00 – 8:00 PM Dinner and presentation by [NAME] of FS2 Capital Partners.

